SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): DECEMBER 27, 1999


                        PHARMACEUTICAL FORMULATIONS, INC.
               (Exact Name of Registrant as Specified in Charter)


   DELAWARE                           0-11274                    22-2367644
(State or Other Jurisdiction        (Commission                (IRS Employer
  of Incorporation)                 File Number)             Identification No.)


                 460 PLAINFIELD AVENUE, EDISON, NEW JERSEY 08818
          (Address of Principal Executive Offices, including Zip Code)


        Registrant's telephone number, including area code: 732-985-7100


                                      N.A.
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.    OTHER EVENTS

          The Company reported on December 27, 1999 that Charles LaRosa will retire as President and Chief Executive Officer of the Company on December 31, 1999. Mr. LaRosa will remain a member of the Company's Board of Directors. A replacement for Mr. LaRosa has not been announced.


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PHARMACEUTICAL FORMULATIONS, INC.


                                    By: /s/ CLIFFORD H. STRAUB, JR.
                                       ----------------------------------
                                       Name:  Clifford H. Straub, Jr.
                                       Title: Senior Vice President-Chief
                                              Administrative Officer; Chief
                                              Financial Officer


Dated:  December 29, 1999